Trade and other payables	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and other payables

	$ million
	Dec 31, 2024		Dec 31, 2023
	Current	Non-current	Current	Non-current
Trade payables	29,767	—	34,591	—
Other payables [A]	9,838	2,990	9,887	2,835
Sales taxes, excise duties and similar levies	3,439	—	3,105	—
Amounts due to joint ventures and associates	6,410	67	7,519	33
Accruals and deferred income	11,239	233	13,135	235
Total	60,693	3,290	68,237	3,103
[A]Includes obligations under environmental compliance schemes of $3,935 million as at December 31, 2024 (2023: $4,046 million). (See Note 5).
The fair value of financial liabilities included above approximates the carrying amount and was determined from predominantly unobservable inputs.
Other payables include amounts due to joint arrangement partners and in respect of other project-related items.
Information about offsetting, collateral and liquidity risk is presented in Note 26.